Victory Funds

Victory Sycamore Established Value Fund and

Victory Sycamore Small Company Opportunity Fund

Supplement dated March 15, 2018

to the Prospectus dated March 1, 2018 (“Prospectus”)

The following section is inserted above “Opening an Account” under the section titled “How to Buy Shares” on page 29 of the Funds’ Prospectus.

Closed to New Investors

As of June 30, 2017, the Established Value Fund was generally closed to new investors. As of April 30, 2016, the Small Company Opportunity Fund was generally closed to new investors. The Funds will continue to be available for investment (by direct purchase or exchange) by the following:

•                  existing shareholders,

•                  investors that purchase shares through certain intermediaries,

•                  retirement plans, and

•                  current and retired Fund trustees, officers, employees of the Adviser and affiliated providers, and their family members.

The Victory Funds may impose additional limitations on the purchase of shares at any time in their discretion, and may waive or eliminate any limitation at any time without notice. Contact the Victory Funds for more information.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.